UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of report (date of earliest
                                event reported):
                                 January 7, 2005


                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                    000-20792              77-0130849
  (State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
          incorporation)                                   Identification No.)

                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On January 7, 2005, Everett F. Jefferson resigned his position as a Director of Fresh Choice, Inc. (the "Company"). Until December 31, 2004, Mr. Jefferson was also the Company's Chief Executive Officer. Mr. Jefferson departure as the Company's Chief Executive Officer is governed by a Separation Agreement and General Release of Claims, incorporated by reference herein from Exhibit 99.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on September 24, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2005

                       Fresh Choice, Inc.


                       By: /s/  David E. Pertl
                           ----------------------------------------------------
                           David E. Pertl
                           Executive Vice President and Chief Financial Officer